UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

MINERCO RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-156059
(State or other jurisdiction of incorporation)	(Commission File No.)

22503 Katy Highway
Suite #18
Katy, Texas 77450
(Address of principal executive offices and Zip Code)

(281) 994-4187
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K responds to the following items of Form 8-K:

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities
Item 9.01	Financial Statements and Exhibits

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 1, 2011, the Company entered into two agreements, each of which provide for the exchange of a promissory note dated October 12, 2010 in the principal amount of $100,000 for convertible promissory notes (the “Convertible Notes”) in the aggregate principal amount of $100,000.  Each Convertible Note plus accrued interest of 10% may be converted into shares of common stock of the Company at any time before the maturity date by the Convertible Note holder at a conversion price of $0.0004 per share at the time of conversion. In the event of a default by the Company, each Convertible Note plus accrued interest may be converted into shares of common stock of the Company at any time after the default date by the Convertible Note holder at a conversion price of the lower of (i) par value or (ii) half of the average bid price over the five trading days prior to the conversion date,  but in no case for an amount less than a 51% interest in the Company.The Company is obligated to register the shares underlying the Convertible Notes under the Securities Act of 1933 until shares become available for resale under Rule 144(k).

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On September 1, 2011, the Company issued 132,000,000 shares of its common stock pursuant to a convertible promissory note dated September 1, 2011.  These shares of common stock were issued in reliance on Section 4(2) of the Act.  The issuance did not involve any general solicitation or advertising by us.    Certificates representing the shares of common stock contain a legend stating the restrictions on transfer to which such shares of common stock are subject.

On September 2, 2011, the Company issued 20,000,000 shares of its common stock pursuant to a convertible promissory note to dated September 2, 2011.  These shares of common stock were issued in reliance on Section 4(2) of the Act.  The issuance did not involve any general solicitation or advertising by us.    Certificates representing the shares of common stock contain a legend stating the restrictions on transfer to which such shares of common stock are subject.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Convertible Promissory Note dated September 1, 2011				x

10.2	Convertible Promissory Note dated September 1, 2011				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MINERCO RESOURCES, INC.

Date: September 8, 2011	By:
Name V. Scott Vanis
Title CEO & President